UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2018

NORTHERN TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36609	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of stockholders of Northern Trust Corporation (the “Corporation”) was held on April 17, 2018 in Chicago, Illinois for the purposes of: (i) electing 13 directors to serve on the Board of Directors until the 2019 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2017 named executive officer compensation; (iii) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2018 fiscal year; and (iv) considering a stockholder proposal regarding additional disclosure of political contributions. Stockholders representing 205,911,604 shares, or 91.28% of the Corporation’s common stock as of the February 23, 2018 record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors

All 13 nominees for director named in the proxy statement for the annual meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	188,719,257	3,377,291	697,211	13,117,845
Susan Crown	189,597,233	2,564,984	631,542	13,117,845
Dean M. Harrison	191,846,062	302,810	644,887	13,117,845
Jay L. Henderson	191,830,281	309,257	654,221	13,117,845
Michael G. O’Grady	191,612,588	589,439	591,732	13,117,845
Jose Luis Prado	191,668,773	477,396	647,590	13,117,845
Thomas E. Richards	191,721,340	431,685	640,734	13,117,845
John W. Rowe	188,345,762	3,800,624	647,373	13,117,845
Martin P. Slark	191,309,506	812,610	671,643	13,117,845
David H. B. Smith, Jr.	191,742,598	442,461	608,700	13,117,845
Donald Thompson	191,760,386	389,448	643,925	13,117,845
Charles A. Tribbett III	189,665,697	2,497,018	631,044	13,117,845
Frederick H. Waddell	189,037,091	3,121,741	634,927	13,117,845

Approval of 2017 Named Executive Officer Compensation

The 2017 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
187,318,298	4,987,488	487,973	13,117,845

Ratification of Appointment of KPMG LLP

The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2018 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
202,685,711	2,229,367	996,526	—

Consideration of Stockholder Proposal

The stockholder proposal regarding additional disclosure of political contributions was defeated by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
45,271,024	143,557,117	3,965,618	13,117,845

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Date:	April 18, 2018	By:	/s/ Stephanie S. Greisch
Stephanie S. Greisch
Executive Vice President, Deputy General Counsel and Corporate Secretary